UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2010

Commission file number 1-8787

American International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2592361 (I.R.S. Employer Identification No.)
180 Maiden Lane, New York, New York (Address of principal executive offices)	10038 (Zip Code)

Registrant's telephone number, including area code: (212) 770-7000

Former name, former address and former fiscal year, if changed since last report:

70 Pine Street, New York, NY 10270

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American International Group, Inc., and Subsidiaries

Item 8.01	Other Events	3
Item 9.01	Financial Statements and Exhibits	5
SIGNATURE		6
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-101*

*
As provided in Rule 406T of Regulation S-T, this information is furnished and not filed or part of a registration statement or prospectus for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

American International Group, Inc., and Subsidiaries

Item 8.01    Other Events

    American International Group, Inc. (AIG) is filing this Current Report on Form 8-K (Form 8-K) to update AIG's Annual Report on Form 10-K for the year ended December 31, 2009, as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2010 (2009 Annual Report on Form 10-K) for the following:

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  presentation of American Life Insurance Company (ALICO), American General Finance Inc. (AGF), AIG Star Life Insurance Co., Ltd. (AIG Star) and AIG Edison Life Insurance Company (AIG Edison) as discontinued operations;

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  allocations of interest expense, including the periodic amortization of a prepaid commitment fee asset, to discontinued operations; and

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  the realignment of AIG's financial reporting structure to reflect the change in segment presentation consistent with how management currently views and manages its businesses

    This update is consistent with the presentation of continuing and discontinued operations as well as segment reporting included in AIG's Form 10-Q for the quarter ended September 30, 2010 (the Third Quarter Form 10-Q), which included ALICO, Nan Shan, AGF, AIG Star and AIG Edison as discontinued operations. ALICO and Nan Shan were initially presented as held for sale on the Consolidated Balance Sheet at March 31, 2010 and December 31, 2009, respectively. The assets and liabilities of AGF, AIG Star and AIG Edison were presented as held for sale commencing with the Third Quarter Form 10-Q. In August 2010, regulatory authorities declined to approve the sale of Nan Shan. However, AIG is pursuing other opportunities to divest Nan Shan and believes it will complete a sale within twelve months. Therefore, AIG continues to classify Nan Shan as held for sale and as a discontinued operation.

    In accordance with the terms of a credit facility (FRBNY Credit Facility) provided by The Federal Reserve Bank of New York (FRBNY) under the Credit Agreement dated as of September 22, 2008 (as amended, the Credit Agreement) between AIG and the FRBNY, net proceeds from dispositions, after taking into account taxes and transaction expenses, to the extent such proceeds do not represent capital of AIG's insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. As a result of restructuring activities with respect to Nan Shan's immediate parent in the second quarter of 2010, the net proceeds from the anticipated sale of Nan Shan will no longer be required for ratings or regulatory purposes with respect to AIG's insurance company subsidiaries. Therefore, it is anticipated that a mandatory prepayment from net proceeds from the sale of Nan Shan will be required upon closing.

    The mandatory prepayments on the FRBNY Credit Facility will reduce the amount available to be borrowed by the same amount as the prepayments. In conjunction with anticipated prepayments from net proceeds from the sales of AGF, AIG Star, AIG Edison and Nan Shan, interest expense allocations, including periodic amortization of the prepaid commitment fee asset, are included in Income (loss) from discontinued operations in the Consolidated Statement of Income for the years ended December 31, 2009 and 2008 in this Form 8-K.

    On September 30, 2010, AIG entered into an agreement in principle with the United States Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury for a recapitalization transaction, including the repayment of all amounts owed under the FRBNY Credit Facility. See Note 24 to the Consolidated Financial Statements included herein in this Form 8-K for further discussion.

    Exhibits filed with this Form 8-K and incorporated in this Item 8.01 by reference revise the following sections in the 2009 Annual Report on Form 10-K for all applicable periods presented:

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  Exhibit 99.1 Item 6. Selected Financial Data;

American International Group, Inc., and Subsidiaries

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  Exhibit 99.2 Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

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  Exhibit 99.3 Item 8. Financial Statements and Supplementary Data, and Item 15, Financial Statement Schedules

    With respect to the recast of historical financial statements in this Form 8-K, the changes noted above affect only the manner in which certain financial information was previously reported and do not restate or revise AIG's net income (loss) attributable to AIG in any previously reported financial statements. Except for matters noted above affecting changes in presentation, no other information in the 2009 Annual Report on Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2009 Annual Report on Form 10-K on February 26, 2010.

    This document supersedes the information included in the Form 8-K filed on August 6, 2010. Information contained in Exhibits 99.1 and 99.2 should be read in conjunction with and as a supplement to information contained in the 2009 Annual Report on Form 10-K. For significant developments since the filing of the 2009 Annual Report on Form 10-K, please see AIG's subsequent 2010 Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings.

American International Group, Inc., and Subsidiaries

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number

99.1	Selected Financial Data updated to present ALICO, AGF, AIG Star and AIG Edison as discontinued operations and interest expense allocations to discontinued operations related to anticipated mandatory prepayments from net proceeds from the expected sales of AGF, AIG Star, AIG Edison and Nan Shan.
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations updated to present ALICO, AGF, AIG Star and AIG Edison as discontinued operations, interest expense allocations to discontinued operations related to anticipated mandatory prepayments from net proceeds on the expected sales of AGF, AIG Star, AIG Edison and Nan Shan and the realignment of AIG's financial reporting structure to reflect the change in segment presentation consistent with how management currently views and manages its businesses.
99.3
Financial Statements and Supplementary Data updated to reflect ALICO, AGF, AIG Star and AIG Edison as discontinued operations, interest expense allocations to discontinued operations related to anticipated mandatory prepayments from net proceeds from the expected sales of AGF, AIG Star, AIG Edison and Nan Shan, realignment of AIG's financial reporting structure to reflect the change in segment presentation consistent with how management currently views and manages its businesses and the related Report of Independent Registered Public Accounting Firm. Financial Statement Schedules updated to reflect ALICO, AGF, AIG Star and AIG Edison as discontinued operations, as applicable.
99.4	Ratio of Earnings to Fixed Charges updated to present ALICO, AGF, AIG Star and AIG Edison as discontinued operations.
99.5	Consent of PricewaterhouseCoopers LLP.
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheet as of December 31, 2009 and December 31, 2008, (ii) the Consolidated Statement of Income (Loss) for the three years ended December 31, 2009, (iii) the Consolidated Statement of Shareholders' Equity for the three years ended December 31, 2009, (iv) the Consolidated Statement of Cash Flows for the three years ended December 31, 2009, (v) the Consolidated Statement of Comprehensive Income (Loss) for the three years ended December 31, 2009 and (vi) the Notes to the Consolidated Financial Statements, tagged as blocks of text.*

*
As provided in Rule 406T of Regulation S-T, this information is furnished and not filed or part of a registration statement or prospectus for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

American International Group, Inc., and Subsidiaries

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
/s/ KATHLEEN E. SHANNON Kathleen E. Shannon Senior Vice President and Deputy General Counsel

Dated: November 5, 2010